UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 _______________________
FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 18, 2012

Commission File Number:333-133157, 333-133158, 333-130833, 333-130827, 333-162420, 333-166370, 333-180532

ING LIFE INSURANCE AND ANNUITY COMPANY (Exact name of registrant as specified in its charter)
Connecticut (State or other jurisdiction of incorporation or organization) One Orange Way Windsor, Connecticut (Address of principal executive offices)	71-0294708 (IRS Employer Identification No.) 06095-4774 (Zip Code)
(860) 580-4646 (Registrant's telephone number, including area code)

Item 8.01    Other Events

ING Life Insurance and Annuity Company ("ILIAC") is filing this Current Report on Form 8-K to update the information included in its Annual Report on Form 10-K ("Form 10-K") for the year ended December 31, 2011 for the following items:

•
Effective January 1, 2012, ILIAC retrospectively adopted ASU 2010-26, “Financial Services - Insurance (ASC Topic 944): Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts” (“ASU 2010-26”), which clarifies what costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Costs that should be capitalized include (1) incremental direct costs of successful contract acquisition and (2) certain costs related directly to successful acquisition activities (underwriting, policy issuance and processing, medical and inspection, and sales force contract selling) performed by the insurer for the contract. Advertising costs should be included in deferred acquisition costs only if the capitalization criteria in the U.S. GAAP direct-response advertising guidance are met. All other acquisition-related costs should be charged to expense as incurred.

Upon adoption, the financial statements for prior periods were adjusted to reflect the adoption of the new standard. The financial statements included in Exhibit 99.1 to this Form 8-K update the financial statements included in ILIAC's 2011 Form 10-K to reflect the impact of retrospective adoption. However, such adjusted financial statements do not represent a restatement of the 2011 Form 10-K.

•
Effective January 1, 2012, ILIAC voluntarily changed its method of recognizing actuarial gains and losses related to its pension and post-retirement benefit plans. Previously, actuarial gains and losses were recognized in Accumulated other comprehensive income and, to the extent outside a corridor, amortized into operating results over the average remaining service period of active plan participants or the average remaining life expectancy of inactive plan participants, as applicable. ILIAC has elected to immediately recognize actuarial gains and losses in the Statements of Operations in the year in which the gains and losses occur. The new accounting method is preferable, as it eliminates the delay in recognition of actuarial gains and losses. These gains and losses are generally only measured annually as of December 31 and, accordingly, will generally be recorded during the fourth quarter.

ILIAC's change in accounting methodology was applied retrospectively. The financial statements included in Exhibit 99.1 to this Form 8-K update the financial statements included in ILIAC's 2011 Form 10-K to reflect the impact of this accounting change. However, such adjusted financial statements do not represent a restatement of the 2011 Form 10-K.

•
Effective January 1, 2012, ILIAC made certain reclassifications in order to align with the presentation of the Consolidated Financial Statements of ING U.S., Inc. These reclassifications include the reporting of embedded derivatives within fixed maturities with the host contract on the Balance Sheet and the reporting of changes in fair value of embedded derivatives within annuity products as Other net realized capital gains (losses) in the Statements of Operations. These changes in presentation resulted in reclassifications in the previously reported financial statements of the 2011 Form 10-K. Such reclassifications had no effect on previously reported net income or shareholder's equity and do not represent a restatement of the 2011 Form 10-K.

The following items of the 2011 Form 10-K are being updated retrospectively to reflect the adoption of ASU No. 2010-26 and the implementation of the aforementioned accounting changes:

•	Item 6 - Selected Financial Data

•	Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations

•	Item 8 - Financial Statements and Supplementary Data

•	Item 15 - Exhibits and Financial Statement Schedules

Portions of Part II and all of Part IV of the 2011 Form 10-K, as adjusted retrospectively, are included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. This Current Report on Form 8-K, including exhibits, should be read in conjunction with and as a supplement to ILIAC's 2011 Form 10-K for the fiscal year ended December 31, 2011, which was filed with the SEC on March 27, 2012. Except for matters noted above, no other information in ILIAC's 2011 Form 10-K is being updated in this Form 8-K for events or developments that occurred subsequent to the filing of the 2011 Form 10-K. For significant developments since the filing of the 2011 Form 10-K, refer to ILIAC's Form 10-Qs for the quarterly periods ended March 31, 2012, June 30, 2012 and September 30, 2012 and other more recent Securities and Exchange Commission filings.

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Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits
	23.1	Consent of Ernst & Young LLP
	99.1	Revised items in 2011 Annual Report on Form 10-K:
Part II, Item 6. Selected Financial Data
Part II, Item 7. Management's Narrative Analysis of the Results of Operations and Financial Condition
Part II, Item 8. Financial Statements and Supplementary Data
Part IV, Item 15. Exhibits and Financial Statement Schedules
	101.INS	XBRL Instance Document.
	101.SCH	XBRL Taxonomy Extension Schema Document.
	101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
	101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
	101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.
	101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

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SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

December 12, 2012		ING Life Insurance and Annuity Company
(Date)		(Registrant)

	By: /s/	Ewout L. Steenbergen
Ewout L. Steenbergen Executive Vice President and Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)

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EXHIBIT INDEX
Exhibit No.	Description
23.1	Consent of Ernst & Young LLP
99.1	Revised items in 2011 Annual Report on Form 10-K:
Part II, Item 6. Selected Financial Data
Part II, Item 7. Management's Narrative Analysis of the Results of Operations and Financial Condition
Part II, Item 8. Financial Statements and Supplementary Data
Part IV, Item 15. Consolidated Financial Statement Schedules
101.INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

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